Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 750,000,000
Previously Paid Amount	0.00
Total Fee Amount	87,948.91
Total Offset Amount	0.00
Net Fee	$ 87,948.91